                                            September 10, 1996


Securities & Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sir/Madame:

     On behalf of Oneida Ltd., I transmit for filing the following Form 8-K.

    Please do not hesitate to contact me at (315) 361-3694 if you have any questions or concerns.

                                            Very truly yours,

                                            /s/ ERIN L. MARKEY

                                            Erin L. Markey
                                            Corporate Attorney
                                            Oneida Ltd.
                                            163-181 Kenwood Avenue
                                            Oneida, New York 13421
                                            315-361-3694

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                  ______________________________



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 29, 1996


                            ONEIDA LTD.
      (Exact name of Registrant as specified in its charter)


   NEW  YORK                 1-5452                   15-0405700
(State or other            (Commission             (I.R.S. Employer
jurisdiction of            File Number)            Identification
incorporation)                                         Number)

   ONEIDA                   NEW YORK                  13421
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  (315) 361-3000

Former name or former address, if changed since last report   N/A

ITEM 5        OTHER EVENTS

                   The information required by this item is incorporated by reference to a press release dated August 29, 1996, which is attached as an exhibit to this Form.

EXHIBITS      EXHIBIT 99.1

                   Press Release dated August 29, 1996.




                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ONEIDA LTD.


                                        By: /s/ Catherine H. Suttmeier
                                           Catherine H. Suttmeier
                                           Vice President, Secretary and
                                           General Counsel

Dated: September 10, 1996

EXHIBIT 99.1
                        NEWS RELEASE

For Immediate Release:                Contact: David A. Gymburch (315) 361-3271
August 29, 1996                       Corporate Public Relations
                                      http://www.prnewswire.com
                                          (Co. News section)


         ONEIDA LTD. TO ACQUIRE REGO CHINA FOR FOODSERVICE BUSINESS


Oneida, N.Y. - Oneida Ltd. (NYSE/OCQ) announced today it has signed an agreement to purchase substantially all the assets and assume certain liabilities of THC Systems, Inc., which operates as Rego China, for approximately $45 million in cash. The transaction is expected to be completed by the end of the year, said Oneida Chairman and Chief Executive Officer William D. Matthews.

THC, based in Melville, N.Y., is a leading importer and marketer of commercial vitreous china and porcelain for the foodservice industry in the United States. THC Chairman and Chief Executive Officer Eugene Goldberg and Co-Chairman Robert Goldberg said the company's customers include some of the nation's largest foodservice distributors, restaurant chains and hotel chains. Oneida will continue Rego China's present lines of business through a separate subsidiary.

Mr. Matthews said the acquisition is an ideal complement to the various china products marketed by the Oneida Foodservice Division, including dinnerware manufactured by Oneida's Buffalo China subsidiary. Rego, which has been in business for over 70 years, markets dinnerware for all segments of the foodservice industry.

"Having Rego join us is a natural extension of Oneida's commitment to the foodservice business," Mr. Matthews commented. "This truly rounds out the selection of foodservice china that we can offer, giving us a great array of products. We anticipate many benefits from the synergism of two widely recognized companies with complementary product lines.''

Oneida, incorporated in 1880, is the world's largest manufacturer of stainless steel and silverplated flatware for both the consumer and foodservice industries. Oneida also markets a variety of serveware for those two industries.